                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                  June 3, 1996


                          DIGITAL DATA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)



   Washington                         0-27704                   91-1426372
(State of Incorporation)          (Commission File No.)      (I.R.S. Employer
                                                          Identification Number)


                         3102 Maple Avenue, Suite 230
                             Dallas, Texas  75201
                   (Address of principal executive offices)


                                 (214) 969-7200
              (Registrant's telephone number, including area code)





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ITEM 2.   Acquisition or Disposition of Assets.

          Pursuant to an OFFER dated April 19, 1996, to all of the shareholders of Pro.Net Communications, Inc. ("Pro.Net"), Digital Data Networks, Inc. (the "Registrant") acquired all of the outstanding capital stock of Pro.Net, a British Columbia, Canada corporation. The Registrant issued 100,000 shares of its Common Stock, no par value, to the fourteen (14) shareholders of Pro.Net in exchange for all of its outstanding capital stock.

          The OFFER was an exempt take-over bid under section 80(d) of the British Columbia Securities Act (the "Act"), and was exempt from the registration and prospectus filing requirements of the Act, by virtue of sections 31(2)(28) and 55(2)(26) of the Act.

          The Registrant further issued an additional 10,000 shares of its Common Stock each to Peter Ciccone and Stephen Willey as consideration for entering into contracts for services, which have not yet been finalized, to direct the activities of Pro.Net.

          All shareholders who received shares of the Registrant's Common Stock relating to this transaction did so for investment purposes and without a view towards distribution. Further, all stock certificates issued in connection with this transaction were stamped with a restrictive legend prohibiting transfer of said shares for a period of twenty-four (24) months.

          Pro.Net provides a complete range of Internet offerings to commercial/business customers, including connectivity services to local subscribers, Intranet services to corporations, and the development of on-line marketing programs for commercial clients.

          This transaction closed  June 3, 1996.

ITEM 7.   Financial Statements and Exhibits.

          (a) & (b)   It is impracticable to provide the required financial
                      statements and the pro forma financial information relative to Pro.Net at this time. In accordance with Item
                      7 (a) (1) and 7 (b) (2), the Registrant will file the required financial statements and proforma financial information as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after this report on Form 8-K must be filed.

          (c) The following exhibit is furnished herewith in accordance with the provisions of Item 601 of Regulation S-K:
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Exhibit No.         Description                               Reg. S-K
                                                              Item No.
    1               OFFER                                         2



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DIGITAL DATA NETWORKS, INC.

Date:   June 18, 1996                  By:  /s/  Donald B. Scott, Jr.
                                           --------------------------
                                                 Donald B. Scott, Jr., President